Exhibit 4

WF05-AR2-sen-priced - Price/Yield - 1A1

Balance  $425,818,000.00  Delay                 24  WAC(1)  4.9151  WAM(1)   358
Coupon            4.6551  Dated           2/1/2005  NET(1)  4.6551  WALA(1)    2
Settle         2/16/2005  First Payment  3/25/2005

               Price               0              10              20              25              35              50              60
--------------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
                               Yield           Yield           Yield           Yield           Yield           Yield           Yield
            100.0000         5.01298         4.91471         4.82826         4.75227         4.68618         4.62877         4.57817
            100.1250         4.99160         4.88673         4.79306         4.70920         4.63458         4.56799         4.50748
            100.2500         4.97028         4.85880         4.75794         4.66624         4.58311         4.50737         4.43699
            100.3750         4.94900         4.83095         4.72292         4.62339         4.53178         4.44691         4.36669
            100.5000         4.92778         4.80317         4.68798         4.58066         4.48059         4.38662         4.29658
            100.6250         4.90660         4.77545         4.65313         4.53803         4.42954         4.32650         4.22666
            100.7500         4.88548         4.74780         4.61837         4.49552         4.37862         4.26653         4.15694
            100.8750         4.86440         4.72022         4.58370         4.45311         4.32783         4.20673         4.08741
            101.0000         4.84337         4.69271         4.54912         4.41082         4.27718         4.14709         4.01806

                 WAL            7.88            5.63            4.28            3.38            2.75            2.30            1.95
            Mod Durn           5.856           4.474           3.558           2.909           2.428           2.062           1.773
       Mod Convexity           0.640           0.395           0.259           0.178           0.126           0.093           0.070
    Principal Window   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34
       Maturity #mos             358             358             358             358             358             358             358

             CMT_1YR            3.02            3.02            3.02            3.02            3.02            3.02            3.02
              Prepay          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          35 CPR          40 CPR
 Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

Swaps Mat   1MO    3MO       6MO      2YR       3YR       5YR     10YR      30YR
      Yld  2.59   2.77   2.99375   3.6449   3.82278   4.06544   4.4626   4.86874

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

WF05-AR2-sen-priced - Price/Yield - 2A3

Balance   $11,988,000.00  Delay                 24  WAC(2)  4.8305  WAM(2)   358
Coupon            4.5705  Dated           2/1/2005  NET(2)  4.5705  WALA(2)    2
Settle         2/16/2005  First Payment  3/25/2005

               Price               0              10              20              25              35              50              60
                               Yield           Yield           Yield           Yield           Yield           Yield           Yield
--------------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
             99.5000         5.04916         4.96987         4.90615         4.85677         4.82113         4.79785         4.78517
             99.6250         5.02754         4.94154         4.87051         4.81317         4.76889         4.73631         4.71360
             99.7500         5.00596         4.91328         4.83497         4.76968         4.71679         4.67494         4.64223
             99.8750         4.98444         4.88510         4.79952         4.72631         4.66483         4.61374         4.57106
            100.0000         4.96297         4.85698         4.76415         4.68304         4.61300         4.55270         4.50009
            100.1250         4.94154         4.82893         4.72888         4.63990         4.56132         4.49183         4.42931
            100.2500         4.92017         4.80095         4.69370         4.59686         4.50978         4.43113         4.35872
            100.3750         4.89885         4.77304         4.65861         4.55394         4.45837         4.37059         4.28834
            100.5000         4.87757         4.74520         4.62361         4.51113         4.40710         4.31021         4.21814

                 WAL            7.82            5.59            4.25            3.36            2.74            2.29            1.94
            Mod Durn           5.817           4.443           3.533           2.888           2.411           2.047           1.760
       Mod Convexity           0.634           0.391           0.256           0.176           0.125           0.091           0.069
    Principal Window   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34
       Maturity #mos             358             358             358             358             358             358             358

             CMT_1YR            3.02            3.02            3.02            3.02            3.02            3.02            3.02
              Prepay          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          35 CPR          40 CPR
 Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

Swaps Mat   1MO    3MO       6MO      2YR       3YR       5YR     10YR      30YR
      Yld  2.59   2.77   2.99375   3.6449   3.82278   4.06544   4.4626   4.86874

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

WF05-AR2-sen-priced - Price/Yield - 2A5

Balance   $16,138,000.00  Delay                 24  WAC(2)  4.8305  WAM(2)   358
Coupon            4.5705  Dated           2/1/2005  NET(2)  4.5705  WALA(2)    2
Settle         2/16/2005  First Payment  3/25/2005

               Price               0              10              20              25              35              50              60
                               Yield           Yield           Yield           Yield           Yield           Yield           Yield
--------------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
             98.7500         5.17999         5.14132         5.12189         5.12083         5.13756         5.17064         5.21879
             98.8750         5.15805         5.11256         5.08570         5.07653         5.08446         5.10808         5.14601
             99.0000         5.13617         5.08388         5.04961         5.03234         5.03151         5.04569         5.07344
             99.1250         5.11434         5.05527         5.01360         4.98828         4.97870         4.98347         5.00107
             99.2500         5.09256         5.02673         4.97769         4.94433         4.92603         4.92143         4.92890
             99.3750         5.07084         4.99826         4.94187         4.90049         4.87351         4.85955         4.85694
             99.5000         5.04916         4.96987         4.90615         4.85677         4.82113         4.79785         4.78517
             99.6250         5.02754         4.94154         4.87051         4.81317         4.76889         4.73631         4.71360
             99.7500         5.00596         4.91328         4.83497         4.76968         4.71679         4.67494         4.64223

                 WAL            7.82            5.59            4.25            3.36            2.74            2.29            1.94
            Mod Durn           5.779           4.410           3.505           2.864           2.390           2.029           1.744
       Mod Convexity           0.627           0.386           0.252           0.173           0.123           0.090           0.067
    Principal Window   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34   Mar05 - Dec34
       Maturity #mos             358             358             358             358             358             358             358

             CMT_1YR            3.02            3.02            3.02            3.02            3.02            3.02            3.02
              Prepay          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          35 CPR          40 CPR
 Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

Swaps Mat   1MO    3MO       6MO      2YR       3YR       5YR     10YR      30YR
      Yld  2.59   2.77   2.99375   3.6449   3.82278   4.06544   4.4626   4.86874

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

WF05-AR2-PRICED1 - Price/Yield - B2

Balance   $11,817,000.00  Delay                 24  WAC      4.971  WAM      358
Coupon             4.711  Dated           2/1/2005  NET      4.711  WALA       2
Settle         2/16/2005  First Payment  3/25/2005

Price = 98                                            0         10         20         25         35         50         60         75
                                                  Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
--------------------------------------------   --------   --------   --------   --------   --------   --------   --------   --------
0 CDR, 0% Sev, Adv 100%, 0 Lag                     5.41       5.35       5.28       5.27       5.29       5.39       5.48       5.73
0.3 CDR, 15% Sev, Adv 100%, 0 Lag                  5.03       5.35       5.28       5.27       5.29       5.38       5.48       5.70
0.3 CDR, 25% Sev, Adv 100%, 0 Lag                  1.45       5.35       5.28       5.27       5.29       5.38       5.48       5.70
0.6 CDR, 15% Sev, Adv 100%, 0 Lag                 -0.64       5.35       5.27       5.27       5.29       5.38       5.48       5.70
0.6 CDR, 25% Sev, Adv 100%, 0 Lag                -12.46       3.08       5.28       5.26       5.28       5.38       5.48       5.70
0.9 CDR, 15% Sev, Adv 100%, 0 Lag                 -8.83       4.39       5.27       5.27       5.28       5.38       5.48       5.70
0.9 CDR, 25% Sev, Adv 100%, 0 Lag                -30.16     -10.11       4.98       5.26       5.28       5.38       5.48       5.70
1.2 CDR, 15% Sev, Adv 100%, 0 Lag                -18.55       0.19       5.27       5.27       5.29       5.38       5.48       5.70
1.2 CDR, 25% Sev, Adv 100%, 0 Lag                -48.52     -28.70      -1.49       4.06       5.28       5.37       5.48       5.70

Prepay                                            0 CPR     10 CPR     20 CPR     25 CPR     35 CPR     50 CPR     60 CPR     75 CPR
Optional Redemption                            Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)

Swaps Mat   1MO    3MO       6MO      2YR       3YR       5YR     10YR      30YR
      Yld  2.59   2.77   2.99375   3.6449   3.82278   4.06544   4.4626   4.86874

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

WF05-AR2-PRICED1 - Price/Yield - B3

Balance    $6,893,000.00  Delay                 24  WAC      4.971  WAM      358
Coupon             4.711  Dated           2/1/2005  NET      4.711  WALA       2
Settle         2/16/2005  First Payment  3/25/2005

Price = 96.25                                         0         10         20         25         35         50         60         75
                                                  Yield      Yield      Yield      Yield      Yield      Yield      Yield      Yield
--------------------------------------------   --------   --------   --------   --------   --------   --------   --------   --------
0 CDR, 0% Sev, Adv 100%, 0 Lag                     5.56       5.55       5.59       5.63       5.75       6.02       6.22       6.77
0.3 CDR, 15% Sev, Adv 100%, 0 Lag                  2.01       5.55       5.59       5.63       5.75       6.00       6.23       6.70
0.3 CDR, 25% Sev, Adv 100%, 0 Lag                 -6.45       5.22       5.58       5.63       5.75       6.00       6.23       6.70
0.6 CDR, 15% Sev, Adv 100%, 0 Lag                -11.14       3.78       5.58       5.63       5.76       6.00       6.23       6.70
0.6 CDR, 25% Sev, Adv 100%, 0 Lag                -34.59     -14.73       4.31       5.63       5.75       6.01       6.23       6.70
0.9 CDR, 15% Sev, Adv 100%, 0 Lag                -28.10      -8.31       5.56       5.63       5.75       6.01       6.23       6.70
0.9 CDR, 25% Sev, Adv 100%, 0 Lag                -62.59     -45.38     -14.59      -2.20       5.74       6.01       6.23       6.71
1.2 CDR, 15% Sev, Adv 100%, 0 Lag                -45.95     -25.75      -0.15       5.27       5.75       6.01       6.24       6.71
1.2 CDR, 25% Sev, Adv 100%, 0 Lag                -86.26     -72.20     -49.72     -29.98      -0.10       5.99       6.24       6.71

Prepay                                            0 CPR     10 CPR     20 CPR     25 CPR     35 CPR     50 CPR     60 CPR     75 CPR
Optional Redemption                            Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)   Call (N)

Swaps Mat   1MO    3MO       6MO      2YR       3YR       5YR     10YR      30YR
      Yld  2.59   2.77   2.99375   3.6449   3.82278   4.06544   4.4626   4.86874

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brother Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).